UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21403

Western Asset / Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Charles A.Ruys de Perez 385 East Colorado Boulevard Pasadena, CA 91101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		626-844-9400

Date of fiscal year end:	December 31,

Date of reporting period:	March 31, 2009

Item 1 – Schedule of Investments

Western Asset/Claymore Inflation-Linked Securities & Income Fund

March 31, 2009 (Unaudited)

	Rate	Maturity Date	Par/Shares	Value
LONG-TERM SECURITIES — 146.7%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 130.1%
Treasury Inflation-Protected Securities(A) — 130.1%
United States Treasury Inflation-Protected Security	0.875%	4/15/10	$83,188,467	$82,772,524	(B)
United States Treasury Inflation-Protected Security	2.375%	4/15/11	79,409,869	81,469,602	(B)
United States Treasury Inflation-Protected Security	3.375%	1/15/12	3,400,368	3,616,081
United States Treasury Inflation-Protected Security	3.000%	7/15/12	27,827,592	29,610,283	(C)
United States Treasury Inflation-Protected Security	1.875%	7/15/13	40,230,750	41,236,519
United States Treasury Inflation-Protected Security	2.000%	1/15/14	3,267,693	3,366,743
United States Treasury Inflation-Protected Security	1.625%	1/15/15	21,891,276	22,110,189
United States Treasury Inflation-Protected Security	2.000%	1/15/16	22,230,494	22,932,133	(B)
United States Treasury Inflation-Protected Security	2.375%	1/15/17	10,311,473	10,949,495
United States Treasury Inflation-Protected Security	1.625%	1/15/18	21,716,366	21,947,102	(B)
United States Treasury Inflation-Protected Security	1.375%	7/15/18	14,342,497	14,225,964
United States Treasury Inflation-Protected Security	2.375%	1/15/25	7,839,860	8,146,101
United States Treasury Inflation-Protected Security	2.000%	1/15/26	72,605,432	71,788,620	(B)
United States Treasury Inflation-Protected Security	1.750%	1/15/28	24,689,140	23,639,852	(C)
United States Treasury Inflation-Protected Security	3.875%	4/15/29	10,209,390	13,112,685	(C)
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost — $434,193,820)				450,923,893
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED SECURITIES — 4.7%
FIXED RATE SECURITIES — 4.7%
Fannie Mae (Cost — $15,244,142)	6.000%	1/1/37 to 6/1/37	15,525,819	16,236,097	(D)
CORPORATE BONDS AND NOTES — 5.7%
Automobiles — 0.9%
Ford Motor Co.	7.450%	7/16/31	7,435,000	2,360,613
General Motors Corp.	8.375%	7/15/33	6,000,000	720,000
				3,080,613
Consumer Finance — 0.5%
SLM Corp.	1.371%	2/1/10	2,000,000	1,719,720	(E)
Diversified Financial Services — 0.6%
Bank of America Corp.	8.000%	12/29/49	1,740,000	696,853	(F)
JPMorgan Chase and Co.	7.900%	12/31/49	1,940,000	1,246,721	(F)
				1,943,574
Diversified Telecommunication Services — 0.3%
AT&T Inc.	5.600%	5/15/18	1,000,000	973,106
Health Care Providers and Services — 0.8%
HCA Inc.	5.750%	3/15/14	4,000,000	2,620,000
Media — 1.4%
Comcast Corp.	5.900%	3/15/16	1,900,000	1,835,331
News America Inc.	7.625%	11/30/28	1,790,000	1,540,331
Time Warner Inc.	7.700%	5/1/32	1,750,000	1,573,663
				4,949,325

Western Asset/Claymore Inflation-Linked Securities & Income Fund

March 31, 2009 (Unaudited) (continued)

	Rate	Maturity Date	Par/Shares	Value
Oil, Gas and Consumable Fuels — 1.2%
Hess Corp.	7.875%	10/1/29	$2,880,000	$2,606,460
Hess Corp.	7.300%	8/15/31	120,000	104,389
Hess Corp.	7.125%	3/15/33	895,000	768,266
Kinder Morgan Energy Partners LP	7.300%	8/15/33	900,000	813,288
				4,292,403
TOTAL CORPORATE BONDS AND NOTES (Cost — $33,096,696)				19,578,741

ASSET-BACKED SECURITIES — 0.6%
Fixed Rate Securities — 0.1%
Structured Asset Securities Corp. 2002-AL1 A3	3.450%	2/25/32	386,936	299,788

Indexed Securities(E) — 0.5%
Ameriquest Mortgage Securities Inc. 2005-R11 A2D	0.804%	1/25/36	50,000	31,484
Amresco Residential Securities Mortgage Loan Trust 1997-3 M1A	1.029%	9/25/27	3,510	2,947
Asset Backed Funding Certificates 2004-OPT2 M1	1.024%	8/25/33	40,000	14,498
Countrywide Asset-Backed Certificates 2002-4 A1	1.214%	2/25/33	3,575	1,531
Countrywide Home Equity Loan Trust 2007-GW A	1.011%	8/15/37	1,286,086	655,325	(G)
EMC Mortgage Loan Trust 2004-C A1	1.024%	3/25/31	52,104	42,121	(H)
Novastar Home Equity Loan 2003-2 A1	0.999%	9/25/33	1,585,625	932,152
Specialty Underwriting & Residential Finance Trust 2001-BC4 M1	1.074%	11/25/34	60,000	29,677
				1,709,735
Variable Rate Securities(I) — N.M.
SLC Student Loan Trust 2008-1 A4A	3.596%	12/15/32	100,000	89,442
TOTAL ASSET-BACKED SECURITIES (Cost — $1,519,340)				2,098,965

MORTGAGE-BACKED SECURITIES — 3.2%
Fixed Rate Securities — 0.3%
Countrywide Alternative Loan Trust 2004-J1	6.000%	2/25/34	21,664	20,025
Countrywide Alternative Loan Trust 2004-2 CB	4.250%	3/25/34	96,449	85,137
Residential Asset Mortgage Products Inc. 2004-SL2	8.500%	10/25/31	22,922	22,341
Residential Asset Mortgage Products Inc. 2004-SL4	7.500%	7/25/32	193,600	176,963
Washington Mutual MSC Mortgage Pass-Through Certificates 2002-MS12 B2	6.500%	5/25/32	810,071	550,047
Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA1	7.000%	3/25/34	91,002	71,323
				925,836
Indexed Securities(E) — 1.3%
Banc of America Mortgage Securities 2003-D	4.569%	5/25/33	125,163	101,806
Banc of America Mortgage Securities 2005-F	5.011%	7/25/35	194,780	148,847
Bear Stearns Adjustable Rate Mortgage Trust 2004-9 24A1	5.467%	11/25/34	298,604	239,268
Countrywide Home Loan Mortgage Pass-Through Trust 2003-56 6A1	5.314%	12/25/33	811,514	574,106
Countrywide Home Loans 2005-09 1A1	0.774%	5/25/35	214,198	88,618
Countrywide Home Loans 2005-R2 1AF1	0.729%	6/25/35	883,796	519,566	(H)
Countrywide Home Loans 2005-R3	0.784%	9/25/35	1,719,298	1,290,392	(H)
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1	6.175%	11/25/37	301,021	165,481

Western Asset/Claymore Inflation-Linked Securities & Income Fund

March 31, 2009 (Unaudited) (continued)

	Rate	Maturity Date	Par/Shares	Value
Indexed Securities(E) — 1.3% (continued)
JPMorgan Mortgage Trust 2004-A1 1A1	4.346%	10/25/33	$194,623	$158,138
JPMorgan Mortgage Trust 2004-A1 1A1	4.798%	2/25/34	64,545	54,229
MASTR Adjustable Rate Mortgages Trust 2004-13	3.788%	11/21/34	350,000	188,665
MLCC Mortgage Investors Inc. 2003-H	5.213%	1/25/29	15,516	12,530
Sequoia Mortgage Trust 2003-8 A1	0.079%	1/20/34	43,950	27,157
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS A3	0.759%	1/25/35	1,142,241	799,569
WaMu Mortgage Pass-Through Certificates 2003-AR8 A	4.279%	8/25/33	47,557	39,491
WaMu Mortgage Pass-Through Certificates 2003-AR10	4.670%	10/25/33	177,531	139,769
				4,547,632
Variable Rate Securities(I) — 1.6%
Chase Mortgage Finance Corp. 2007-A1 2A3	4.135%	2/25/37	83,404	63,131
CS First Boston Mortgage Securities Corp. 2004-AR6 2A1	4.238%	10/25/34	71,013	54,143
GSR Mortgage Loan Trust 2004-11 1A1	4.913%	9/25/34	390,781	275,934
JPMorgan Mortgage Trust 2006-A2 5A1	5.137%	11/25/33	31,618	22,725
Merrill Lynch Mortgage Investors Inc. 2005-A2	4.485%	2/25/35	2,151,053	1,469,226
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1	4.876%	2/25/34	54,808	42,311
Morgan Stanley Capital I 2004-RR2 X	1.633%	10/28/33	1,077,087	17,244	(H),(J)
Thornburg Mortgage Securities Trust 2007-4 2A1	6.208%	9/25/37	437,517	303,553
WaMu Mortgage Pass-Through Certificates 2005-AR3 A2	4.638%	3/25/35	4,926,883	3,129,549
WaMu Mortgage Pass-Through Certificates 2007-HY1 1A1	5.698%	2/25/37	501,258	262,589
				5,640,405
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $10,423,009)				11,113,873
YANKEE BONDS(K) — 2.3%
Commercial Banks — N.M.
Glitnir Banki Hf	6.693%	6/15/16	1,240,000	124	(F),(H),(J),(L)
Kaupthing Bank Hf	7.125%	5/19/16	2,060,000	206	(H),(J),(L)
				330
Diversified Financial Services — 0.3%
UFJ Finance Aruba AEC	6.750%	7/15/13	1,025,000	1,054,591
Diversified Telecommunication Services — 0.6%
Deutsche Telekom International Finance BV	8.750%	6/15/30	2,175,000	2,323,568	(M)
Foreign Government — 1.3%
Russian Federation	7.500%	3/31/30	4,684,400	4,417,061	(H)
Oil, Gas and Consumable Fuels — 0.1%
Gazprom	6.510%	3/7/22	490,000	316,050	(H)
TOTAL YANKEE BONDS (Cost — $12,102,946)				8,111,600

Western Asset/Claymore Inflation-Linked Securities & Income Fund

March 31, 2009 (Unaudited) (continued)

	Rate	Maturity Date	Par/Shares		Value
Preferred Stocks — 0.1%
Fannie Mae	8.250%		318,300	shs	$225,993	(D),(F),(N)
Freddie Mac	8.375%		357,225		164,324	(D),(F),(N)
TOTAL PREFERRED STOCKS (Cost — $17,031,648)					390,317
TOTAL LONG-TERM SECURITIES (Cost — $523,611,601)					508,453,486

SHORT-TERM SECURITIES — 1.4%
Repurchase Agreement — 1.4%
Merrill Lynch Government Securities Inc. 0.09%, dated 3/31/09, to be repurchased at $4,856,012 on 4/1/09 (Collateral: $4,463,000 Fannie Mae notes, 5.450%, due 10/18/21 value $4,953,122) (Cost — $4,856,000)			$4,856,000		4,856,000
TOTAL INVESTMENTS — 148.1% (Cost — $528,467,601)(O)					513,309,486
Reverse Repurchase Agreements — (47.5)%					(164,635,000)
Other Assets Less Liabilities — (0.6)%					(2,168,551)

Net Assets — 100.0%					$346,505,935

	Expiration	Actual Contracts	Appreciation/ (Depreciation)
Futures Contracts Purchased
U.S. Treasury Note Futures	June 2009	24	$33,630

N.M.	Not Meaningful.
(A)

Treasury Inflation-Protected Security —Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

(B)	Position, or a portion thereof, with an aggregate market value of $164,635,000 has been segregated to collateralize reverse repurchase agreements.
(C)	All or a portion of this security is collateral to cover futures and options contracts written.
(D)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(E)

Indexed Security - The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2009.

(F)

Stepped Coupon Security - A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

(G)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(H)

Rule 144a Security - A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 1.91% of net assets.

(I)	The coupon rates shown on variable rate securities are the rates at March 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
(J)	Illiquid security valued at fair value under the procedures approved by the Board of Directors.
(K)	Yankee Bond - A dollar-denominated bond issued in the U.S. by foreign entities.
(L)	Bond is currently in default.
(M)	Credit Linked Security - The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
(N)	Non-income producing.
(O)

Aggregate cost for federal income tax purposes is substantially the same as book cost. At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,802,773
Gross unrealized depreciation	(34,960,888)
Net unrealized depreciation	$(15,158,115)

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Trustees. Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	March 31, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Investments in Securities	$513,309,486	$390,316	$512,919,170	—
Other Financial Instruments*
Derivatives	(2,625,714)	33,630	(2,659,344)
Reverse Repurchase Agreements	(164,635,000)	—	(164,635,000)	—
Total	$346,048,772	$423,946	$345,624,826	—

* Other financial instruments include reverse repurchase agreements and derivatives e.g., futures and  swap contracts.

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts

The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held in the Portfolio, payment is not sent daily, but is recorded as a net payable or receivable by the Portfolio to or from the futures broker, which holds cash collateral from the Portfolio. The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. With futures, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Portfolio may enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in interest rates, if applicable. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

For the three months ended March 31, 2009, the average amount of reverse repurchase agreements outstanding was $100,191,869 and the daily weighted average interest rate was 0.55%.

As of March 31, 2009, the Fund entered into a reverse repurchase agreement (“Reverse Repurchase Agreement”) with Deutsche Bank for $164,635,000. The Reverse Repurchase Agreement which matured on April 7, 2009 was recorded at cost and was collateralized by various U.S. Treasury Inflation Protected Securities with a par value of $168,000,000 and a market value as of March 31, 2009, of $164,635,000. The implied interest rate on the Reverse Repurchase Agreement was 0.65% at March 31, 2009.

Swap Agreements

The Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of March, 31, 2009 was $3,436,738. If a defined credit event had occurred as of March, 31, 2009, the swaps credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $30,441,600 less the value of the contracts’ related reference obligations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income or expense. Interest rate swaps are marked to market daily based upon quotations from the market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of March 31, 2009, the three month London Interbank offered rate was 1.19%.

The following is a summary of open swap contracts outstanding as of March 31, 2009

Agreement With:	Termination Date	The Fund Agrees to Pay‡	The Fund Will Receive ‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps:
Barclays Captial Inc.	March 18, 2039	4.25% Semi-Annually	3-month LIBOR	$7,940,000	$(2,300,902)	$777,394

Net unrealized appreciation on interest rate swaps						$777,394

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—SELL PROTECTION(1)

Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At March 31, 2009 (2)	Periodic Payments Received by the Fund ‡	Contract Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (SLM Corporation, 5.125%, due 8/27/12)	December 20, 2012	27.75%	2.50% Quarterly	$3,800,000	$(1,538,661)	—	$(1,538,661)

Net unrealized depreciation on sales of credit default swaps on corporate issues							$(1,538,661)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

Agreement With:	Termination Date	The Fund Will Receive ‡	Contract Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX HVOL 7)	June 20, 2012	0.75% Quarterly	$8,000,000	$(767,113)	$(41,240)	$(725,873)
Barclays Capital Inc. (CDX IG 8)	June 20, 2012	0.35% Quarterly	18,641,600	(1,300,513)	(128,309)	(1,172,204)

Net unrealized depreciation on sales of credit default swaps on credit indices						$(1,898,077)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡  Percentage shown is an annual percentage rate.

Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2009.

	Futures Contracts		Swap Contracts
Primary Underlying Risk	Unrealized	Unrealized	Unrealized	Unrealized
Disclosure	Appreciation	Depreciation	Appreciation	Depreciation	Total
Interest Rate Contracts	$33,630	—	$777,394	—	$811,024
Foreign Exchange Contracts	—	—	—	—	—
Credit Contracts	—	—	—	$(3,436,738)	(3,436,738)
Equity Contracts	—	—	—	—	—
Other Contracts	—	—	—	—	—
Total	$33,630	—	$777,394	$(3,436,738)	$(2,625,714)

Recent Accounting Pronouncement

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders.  This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

Item 2 – Controls and Procedures

(a)                    The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 3 – Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset / Claymore Inflation-Linked Securities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset / Claymore Inflation-Linked Securities & Income Fund

Date: May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset / Claymore Inflation-Linked Securities & Income Fund

Date: May 28, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Principal Financial and Accounting Officer, Western Asset / Claymore Inflation-Linked Securities & Income Fund

Date: May 28, 2009